UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2008
                                                          --------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     001-31566                  42-1547151
-----------------------------     ---------------------      ------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
  of Incorporation)                                          Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                   07306-4599
------------------------------------------                   ----------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02      Departure of Certain Officers;  Election of Directors;
               ------------------------------------------------------
               Appointment of Certain Officers;  Compensatory  Arrangements of
               ---------------------------------------------------------------
               Certain Officers.
               -----------------

     On April 23, 2008, stockholders of Provident Financial Services Company, Inc. (the "Company") approved the 2008 Long-Term Equity Incentive Plan (the "Equity Plan").

     The purpose of the Equity Plan is to advance the interests of the Company and its stockholders through awards that provide employees and directors an additional personal stake in the Company's growth, development and financial success. The number of shares reserved for awards under the Equity Plan is equal to the remaining unused shares reserved for issuance under the Company's 2003 Stock Award Plan and the 2003 Stock Option Plan. Accordingly, no additional shares are being used for equity awards in connection with the Equity Plan.

     Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 2,481,382 shares of the Company's common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, restricted stock units and restricted stock awards. The entire share authorization of 2,481,382 shares may be issued pursuant to stock options and stock appreciation rights; however, no more than 1,850,000 shares may be issued as restricted stock units or restricted stock awards. Shares previously awarded under the 2003 Stock Award Plan and 2003 Stock Option Plan that are subsequently forfeited or that expire unused may also be awarded under the Equity Plan.

     Employees and outside directors of the Company and its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employee directors may not be granted incentive stock awards. Non-employee directors may receive in the aggregate up to 20% of the shares reserved for issuance under the Equity Plan.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits. None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              PROVIDENT FINANCIAL SERVICES, INC.


Date:  April 28, 2008                    By:  /s/ Christopher Martin
                                              ----------------------
                                              Christopher Martin,
                                              President